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                                                                   EXHIBIT 10.18

                               INDEMNITY AGREEMENT

                         (Employee Director or Officer)

         This INDEMNITY AGREEMENT ("Agreement") made and entered into this _____ day of __________, 200__ is by and between ALLIED WASTE INDUSTRIES, INC., a Delaware corporation ("Company"), and _____________________ ("Indemnitee").

         WHEREAS, highly competent persons are becoming more reluctant to serve publicly held corporations as directors, officers, or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, such corporations; and

         WHEREAS, the current difficulty and expense of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve or continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         SECTION 1. Services by Indemnitee. Indemnitee agrees to serve or continue to serve as __________ of the Company. Indemnitee may at any time and for any reason resign from such position and the Company may at any time terminate the Indemnitee's service with the Company (subject to any other contractual obligation or any obligation imposed by operation

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of law), in which event the Company shall have no obligation under this
Agreement to continue Indemnitee in such position.

         SECTION 2. Indemnification - General. Except as otherwise set forth in or limited by this Agreement, the Company's Certificate of Incorporation or By-laws (as either or both may be amended from time to time), or applicable law, the Company shall indemnify, and advance Expenses (as hereinafter defined) to Indemnitee, as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

         SECTION 3. Proceedings Other Than Proceedings by or in the Right of the Company. Subject to the exceptions set forth in Section 15, Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined) or by reason of anything done or not done by Indemnitee in any such capacity, he is, or is threatened to be made, a party to any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, Indemnitee shall be indemnified by the Company to the full extent permitted by applicable law against Expenses, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         SECTION 4. Proceedings by or in the Right of the Company. Subject to the exceptions set forth in Section 15, Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified by the Company to the full extent permitted by applicable law against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

         SECTION 5. Indemnification for Expenses where Indemnitee is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or

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otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         SECTION 6. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which he is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         SECTION 7. Advancement of Expenses. Except as otherwise limited or prohibited by applicable law, the Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 15 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses; provided, however, that Indemnitee shall not be required to reimburse Company for any advancement of Expenses until a final judicial determination is made (as to which all rights of appeal have been exhausted or lapsed).

         SECTION 8. Procedure for Determination of Entitlement to
Indemnification.

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the last sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case by the person or persons or in the manner provided for in clauses (ii) or (iii) of this Section 8(b)) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by

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Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or (C) if so directed by the Board of Directors, by the stockholders of the Company; or (iii) as provided in Section 9(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to Indemnification, payment to Indemnitee shall be made within 10 days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or Expenses (including attorney's fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) hereof, the Independent Counsel shall be selected as provided in this Section 8(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 7 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 18 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected without objection, either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of

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any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         SECTION 9. Presumptions and Effect of Certain Proceedings.

         (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

         (b)      If the person, persons or entity empowered or selected under
Section 8 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 9(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 8(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for such determination the Board of Directors has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement.

         (c) The failure of the Company to award indemnification or to determine that indemnification is payable shall not create an adverse presumption that Indemnitee is not entitled to indemnification under this Agreement. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

         SECTION 10. Remedies of Indemnitee.

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         (a)      In the event that (i) a determination is made pursuant to
Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, or (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, or (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
Section 8(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within 10 days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Sections 8 or 9 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses, and Company hereby consents to service of process and to appear in any such proceeding. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 10(a); provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by an Indemnitee to enforce his rights under Section 5 of the Agreement.

         (b) In the event that a determination shall have been made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 10 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) If a determination shall have been made or deemed to have been made pursuant to Section 8 or 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent
(i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

         (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced to enforce this Agreement, including a judicial proceeding or arbitration commenced pursuant to this Section 10, that the procedures and presumptions of this Agreement are not valid, binding and enforceable or that there is not sufficient consideration for this Agreement and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

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         (e) In the event that Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

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         SECTION 11. Non-Exclusivity; Insurance, Subrogation; No Duplicate
Payments.

         (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the By-Laws, any agreement, a vote of stockholders or a resolution of directors or a committee of directors, or otherwise with respect to actions to Indemnitee's official capacity as well as actions in any other capacity as a result of Indemnitee's Corporate Status. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for which Indemnitee serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery or contribution of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         SECTION 12. Binding Effect - Survival of Rights. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective successors, assigns (including any direct or indirect successors by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, executors, administrators, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect for the benefit of Indemnitee and his spouse, heirs, executors, administrators, and personal and legal representatives regardless of whether Indemnitee continues to have Corporate Status or continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

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         SECTION 13. Limitations Period. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

         SECTION 14. Severability. The provisions of this Agreement are independent of and severable from each other. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         SECTION 15. Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against (a) the Company, (b) any person in control of, under the control of, or in common control with the Company, or (c) any third party unless the Company has joined in or consented to the initiation of such Proceeding; provided that the foregoing limitation shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee. Furthermore, and notwithstanding anything contained in this Agreement or in the Company's Certificate of Incorporation or By-laws (as either or both may be amended from time to time) to the contrary, the Company shall not be obligated to indemnify or hold harmless Indemnitee (i) if and to the extent that such indemnification shall be prohibited by applicable law; (ii) if and to the extent that a claim in the Proceeding is decided adversely to Indemnitee based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee was not legally entitled; or (iii) if and to the extent that the indemnifiable event constituted or arose out of Indemnitee's knowingly fraudulent or dishonest conduct or willful misconduct or gross negligence.

         SECTION 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signatures pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

         SECTION 17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         SECTION 18. Definitions. For purposes of this Agreement:

         (a) "Change in Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Section 13(d) and 14(d) of the Act), together with all "affiliates" and "associates" (as defined under Rule 12b-2 promulgated under the Act) of such person, but excluding (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (2) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (3) the Company or any subsidiary of the Company, or (4) Indemnitee, together with all affiliates and associates of Indemnitee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest and who are not affiliates or associates of such person(s); (ii) the Company is a party to a merger, consolidation, sale of assets, plan of liquidation, or other reorganization, or a proxy contest (in a single transaction or series of transactions), as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or
(iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         (b) "Corporate Status" describes the status of a person who is serving or has served (i) as a director, officer, employee, partner, trustee, agent or fiduciary of the Company, (ii) in any capacity with respect to any employee benefit plan of the Company, or (iii) as a director, officer, employee, partner, trustee, or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company. For purposes of subsection (iii) above, an officer or director of the Company who is serving or has served as a director, officer, employee, partner, trustee, or agent of a subsidiary of the Company shall be deemed to be serving at the request of the Company.

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         (c)      "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         (d)      "Effective Date" means the date of this Agreement.

         (e) "Expenses" shall include all reasonable attorneys' fees, disbursements, retainers, court costs, transcript costs, fees and disbursements of experts, witness fees and disbursements, fees and disbursements of private investigators and professional advisors, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses paid or incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding, including on appeal.

         (f) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (g) "Proceeding" includes any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution mechanism, administrative hearing, appeal, inquiry or investigation, whether civil, criminal, administrative, arbitrative, investigative, or other (whether instituted by the Company or any other party), or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other, including any action, suit, arbitration, alternate dispute resolution mechanism, administrative hearing, appeal, or any inquiry or investigation pending on or prior to the Effective Date or initiated by an Indemnitee to enforce his rights under this Agreement.

         SECTION 19. Representations and Warranties of the Company. The Company hereby represents and warrants to Indemnitee that (a) the Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, (b) the execution, delivery, and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company, and (c) when executed and delivered by the Company in accordance with the provisions hereof, this Agreement shall be a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

         SECTION 20. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         SECTION 21. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         SECTION 22. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) delivered by a nationally recognized courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service, or (iii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

(a)      If to Indemnitee, to:

         _______________________________
         _______________________________
         _______________________________

(b)      If to the Company, to:
         Allied Waste Industries, Inc.
         15880 North Greenway Hayden Loop, Suite 100
         Scottsdale, Arizona 85260
         Attn: Steve Helm, Senior Vice President and General Counsel

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         SECTION 23. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         SECTION 24. Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ALLIED WASTE INDUSTRIES, INC.,              INDEMNITEE
a Delaware corporation

By:_____________________________            ______________________________
   __________________________,
   __________________